UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported) - September 10, 1997


                             FIRST TEAM SPORTS, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-16442                   41-1545748
(State or other Jurisdiction       (Commission File            (IRS Employer
      of incorporation)                Number)               Identification No.)




                               120l Lund Boulevard
                                 Anoka, MN 55303
              (Address of principal executive offices and zip code)



                                 (612) 576-3500
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective September 10, 1997, McGladrey & Pullen, LLP ("McGladrey") resigned as the independent public accountants for First Team Sports, Inc. (the "Company").

         In connection with the audits of the three years ended February 28, 1997, and the subsequent interim period through September 10, 1997, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of McGladrey on the consolidated financial statements of the Company as of and for the years ended February 28, 1997, February 29, 1996 and February 28, 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)    Financial statements.

                None.

         (b)    Pro forma financial information.

                None.

         (c)    Exhibits.  The following exhibits are included with this report:

                16       Letter from McGladrey & Pullen, LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  September 15, 1997            FIRST TEAM SPORTS, INC.



                                      By:  /s/ Robert L. Lenius, Jr.
                                      Robert L. Lenius, Jr., Vice President and
                                      Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                           Commission File No.:
September 10, 1997                                                 0-16442



                             FIRST TEAM SPORTS, INC.



Exhibit

  16              Letter from McGladrey & Pullen, LLP